SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 23, 2003


                               Sapient Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       0-28074                                         04-3130648
(Commission File Number)                   (I.R.S. Employer Identification No.)


        One Memorial Drive
          Cambridge, MA                                          02142
(Address of Principal Executive Offices)                       (Zip Code)


                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.
             ---------

         99.1 Press Release issued by Sapient Corporation on October 23, 2003 announcing preliminary financial results for the three months ended September 30, 2003 and a restatement of financial results for the first two quarters of 2003.


Item 12.     Results of Operations and Financial Condition.

         Sapient Corporation issued a press release on October 23, 2003 announcing its preliminary financial results for the three months ended September 30, 2003 and a restatement of its financial results for the first two quarters of 2003. Pursuant to Item 12, the full text of the Company's press release is hereby furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 24, 2003                          SAPIENT CORPORATION
                                                    (Registrant)



                                                 By: /s/ Susan D. Johnson
                                                     ---------------------------
                                                     Susan D. Johnson
                                                     Chief Financial Officer and
                                                     Senior Vice President

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